UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period:	January 31, 2015

Item 1. Schedule of Investments:

Putnam Absolute Return 100 Fund

The fund's portfolio
1/31/15 (Unaudited)

CORPORATE BONDS AND NOTES (34.3%)(a)
			Principal amount	Value

Banking (16.3%)

Abbey National Treasury Services PLC/London bank guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)			$462,000	$462,827

ABN Amro Bank NV 144A sr. unsec. FRN notes 1.056s, 2016 (Netherlands)			2,000,000	2,008,371

American Express Bank FSB sr. unsec. FRN notes Ser. BKNT, 0.466s, 2017			586,000	583,449

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018			1,159,000	1,166,335

Bank of America, NA unsec. sub. FRN notes Ser. BKNT, 0.521s, 2016			1,740,000	1,728,676

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)			423,000	435,238

Bank of New York Mellon Corp. (The) sr. unsec. FRN notes 0.487s, 2015			1,700,000	1,702,168

Bank of Nova Scotia sr. unsec. unsub. FRN notes 0.641s, 2016 (Canada)			1,300,000	1,303,774

Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)			430,000	431,509

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)			430,000	428,238

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. FRN notes 0.684s, 2016 (Japan)			1,000,000	1,000,523

BB&T Corp. unsec. sub. notes 5.2s, 2015			1,000,000	1,037,375

BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)			490,000	492,111

BNP Paribas/BNP Paribas US Medium-Term Note Program, LLC 144A bank guaranty unsec. sub. notes 4.8s, 2015 (France)			1,000,000	1,015,635

BPCE SA company guaranty sr. unsec. FRN notes Ser. MTN, 1.506s, 2016 (France)			1,000,000	1,009,958

Branch Banking & Trust Co. unsec. sub. FRN notes 0.561s, 2016			250,000	248,779

Citigroup, Inc. sr. unsec. sub. FRN notes 0.506s, 2016			500,000	495,808

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017			456,000	482,882

Commonwealth Bank of Australia/New York sr. unsec. unsub. bonds 1 1/8s, 2017			588,000	588,912

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)			385,000	402,687

Credit Agricole SA/London 144A sr. unsec. FRN notes 1.413s, 2016 (United Kingdom)			1,950,000	1,966,593

Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)			449,000	500,080

Dexia Credit Local SA/New York 144A government guaranty sr. unsec. unsub. notes 1 1/4s, 2016 (France)			2,000,000	2,014,390

HBOS PLC unsec. sub. FRN notes Ser. EMTN, 0.935s, 2017 (United Kingdom)			1,000,000	992,832

HSBC Finance Corp. sr. unsec. unsub. FRN notes 0.664s, 2016			1,000,000	998,314

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)			620,000	651,896

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017			428,000	433,720

JPMorgan Chase Bank, NA unsec. sub. FRN notes 0.571s, 2016			1,000,000	995,010

KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN, 5.45s, 2016			1,115,000	1,170,664

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018			447,000	454,892

Mizuho Securities USA, Inc. 144A unsec. FRN notes 0.635s, 2015			1,500,000	1,499,912

National Australia Bank, Ltd./New York sr. unsec. notes 1.6s, 2015 (Australia)			750,000	754,039

Nationwide Building Society 144A unsec. sub. notes (United Kingdom)			1,500,000	1,528,050

Nordea Bank AB 144A sr. unsec. FRN notes 0.693s, 2016 (Sweden)			1,525,000	1,530,477

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017			430,000	431,981

Royal Bank of Canada sr. unsec. unsub. FRN notes Ser. GMTN, 0.696s, 2016 (Canada)			1,000,000	1,003,663

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)			435,000	445,174

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)			1,535,000	1,601,403

Santander US Debt SAU company guaranty sr. unsec. unsub. notes Ser. REGS, 3.781s, 2015 (Spain)			1,000,000	1,019,662

Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)			250,000	259,281

Svenska Handelsbanken AB sr. unsec. FRN notes 0.697s, 2016 (Sweden)			1,000,000	1,003,407

UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017			374,000	419,009

UBS AG/Stamford, CT unsec. sub. notes 7 3/8s, 2015			775,000	797,956

US Bank NA unsec. sub. notes Ser. BKNT, 4.8s, 2015			1,450,000	1,463,571

US Bank of NA of Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017			450,000	452,207

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)			200,000	196,000

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017			423,000	431,940

Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)			78,000	79,734

				42,121,112
Basic materials (0.9%)

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018			423,000	474,937

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)			430,000	432,088

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)			245,000	314,095

Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020			1,000,000	1,040,000

				2,261,120
Capital goods (0.2%)

Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)			430,000	482,897

				482,897
Communication services (1.9%)

AT&T, Inc. sr. unsec. unsub. FRN notes 0.618s, 2016			1,000,000	1,000,357

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017			430,000	433,726

Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017			430,000	476,374

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019			313,000	366,629

Verizon Communications, Inc. sr. unsec. unsub. FRN notes 1.771s, 2016			1,000,000	1,018,031

Verizon Communications, Inc. 144A sr. unsec. notes 2 5/8s, 2020			815,000	824,385

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)			744,000	740,244

				4,859,746
Consumer cyclicals (2.1%)

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017			423,000	421,946

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018			365,000	412,994

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			100,000	110,500

Dollar General Corp. sr. unsec. notes 1 7/8s, 2018			300,000	296,566

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN notes 1.482s, 2016			1,000,000	1,007,157

Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023			750,000	796,875

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017			430,000	432,086

Volkswagen International Finance NV 144A company guaranty sr. unsec. FRN notes 0.672s, 2016 (Germany)			1,000,000	1,002,517

Volkswagen International Finance NV 144A company guaranty sr. unsec. notes 1 5/8s, 2015 (Germany)			500,000	500,756

Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017			430,000	430,953

				5,412,350
Consumer finance (0.6%)

American Express Co. sr. unsec. notes 7s, 2018			286,000	332,670

American Express Co. sr. unsec. notes 6.15s, 2017			174,000	194,652

American Express Credit Corp. sr. unsec. sub. FRN notes 1.34s, 2015			900,000	903,174

				1,430,496
Consumer staples (1.8%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018			430,000	430,588

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. FRN notes 0.446s, 2017			700,000	698,462

Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017			266,000	297,180

ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015			1,000,000	1,003,863

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			283,000	307,055

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015			320,000	320,764

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018			430,000	440,729

Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)			416,000	441,551

Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)			202,000	204,168

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017			427,000	429,761

				4,574,121
Energy (1.3%)

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)			430,000	435,240

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)			430,000	466,788

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017			423,000	422,927

ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017			430,000	428,187

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031			25,000	31,398

Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)			185,000	184,846

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017			430,000	444,556

Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)			462,000	502,747

Shell International Finance BV company guaranty sr. unsec. unsub. notes 0 5/8s, 2015 (Netherlands)			125,000	125,274

Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)			423,000	427,494

				3,469,457
Financial (1.6%)

General Electric Capital Corp. sr. unsec. FRN notes Ser. GMTN, 0.902s, 2016			500,000	503,625

General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017			638,000	694,825

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.3s, 2015			1,500,000	1,510,449

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018			229,000	233,468

Morgan Stanley sr. unsec. notes 4 3/4s, 2017			1,204,000	1,285,831

				4,228,198
Health care (1.3%)

AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017			385,000	388,001

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017			430,000	438,234

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)			430,000	483,151

Johnson & Johnson sr. unsec. notes 5.15s, 2018			269,000	304,505

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018			371,000	373,237

Mylan, Inc. company guaranty sr. unsec. notes 1.8s, 2016			1,000,000	1,008,758

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018			192,000	218,560

Zoetis, Inc. sr. unsec. notes 1.15s, 2016			265,000	265,438

				3,479,884
Insurance (2.0%)

Aflac, Inc. sr. unsec. notes 3.45s, 2015			1,000,000	1,014,394

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB bonds 8 1/8s, 2038			235,000	265,550

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016			430,000	463,080

Metropolitan Life Global Funding I 144A notes 3s, 2023			790,000	811,968

New York Life Global Funding 144A notes 3s, 2015			930,000	936,239

Principal Life Global Funding II 144A notes 1s, 2015			260,000	261,119

Prudential Covered Trust 2012-1 144A company guaranty mtge. notes 2.997s, 2015			1,271,250	1,286,611

				5,038,961
Real estate (1.6%)

Kimco Realty Corp. sr. unsec. notes Ser. MTN, 4.904s, 2015(R)			900,000	901,481

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023(R)			550,000	555,671

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020(R)			130,000	131,278

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018(R)			130,000	130,842

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015(R)			700,000	711,855

Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018(R)			389,000	389,861

Ventas Realty LP/Ventas Capital Corp. company guaranty sr. unsec. unsub. notes 3 1/8s, 2015(R)			1,400,000	1,425,133

				4,246,121
Technology (0.9%)

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017			195,000	196,446

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017			430,000	428,454

Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017			366,000	376,373

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017			430,000	433,263

Western Union Co. (The) sr. unsec. unsub. FRN notes 1.231s, 2015			1,000,000	1,002,840

				2,437,376
Transportation (0.4%)

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018			677,381	714,637

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017			69,813	72,955

Federal Express Corp. 2012 Pass Through Trust 144A notes 2 5/8s, 2018			261,730	266,606

				1,054,198
Utilities and power (1.4%)

Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018			289,000	347,469

Dayton Power & Light Co. (The) sr. bonds 1 7/8s, 2016			1,500,000	1,516,887

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)			260,000	273,000

Potomac Edison Co. (The) sr. unsub. notes 5 1/8s, 2015			750,000	767,557

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019			654,000	835,532

				3,740,445

Total corporate bonds and notes (cost $88,218,262)				$88,836,482

MORTGAGE-BACKED SECURITIES (24.7%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (6.7%)

Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 23.809s, 2035			$31,336	$50,354
Ser. 2430, Class UD, 6s, 2017			29,874	31,041
IFB Ser. 4240, Class SA, IO, 5.834s, 2043			1,847,832	420,437
IFB Ser. 314, Class AS, IO, 5.724s, 2043			7,253,508	1,860,947
Ser. 3724, Class CM, 5 1/2s, 2037			90,976	101,926
Ser. 2533, Class HB, 5 1/2s, 2017			68,327	71,539
Ser. 3331, Class NV, 5s, 2029			264,000	272,774
Ser. 2513, Class DB, 5s, 2017			36,590	38,154
Ser. 3539, Class PM, 4 1/2s, 2037			81,590	87,241
Ser. 311, Class IO, IO, 3 1/2s, 2043			1,647,079	265,656
Ser. 3805, Class AK, 3 1/2s, 2024			107,244	110,322
Ser. 3876, Class CA, 2 3/4s, 2026			108,873	112,056
Ser. 3683, Class JH, 2 1/2s, 2023			43,716	44,069
Ser. 3609, Class LK, 2s, 2024			582,626	590,142
Ser. T-8, Class A9, IO, 0.464s, 2028			147,574	2,029
Ser. T-59, Class 1AX, IO, 0.272s, 2043			355,826	4,337
Ser. T-48, Class A2, IO, 0.212s, 2033			511,840	4,958
Ser. 3835, Class FO, PO, zero %, 2041			2,488,898	2,241,476

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.927s, 2031			124,229	148,129
IFB Ser. 05-75, Class GS, 19.745s, 2035			235,304	332,902
IFB Ser. 11-4, Class CS, 12.564s, 2040			357,582	440,115
Ser. 06-10, Class GC, 6s, 2034			455,838	462,676
IFB Ser. 13-101, Class AS, IO, 5.782s, 2043			2,068,702	569,948
IFB Ser. 13-92, Class SA, IO, 5.782s, 2043			4,251,836	1,143,276
IFB Ser. 13-103, Class SK, IO, 5.752s, 2043			4,410,953	1,188,151
IFB Ser. 13-102, Class SH, IO, 5.732s, 2043			4,157,719	1,099,218
Ser. 06-124, Class A, 5 5/8s, 2036			45,932	47,437
Ser. 05-68, Class PC, 5 1/2s, 2035			68,522	73,768
Ser. 09-86, Class PC, 5s, 2037			469,371	474,064
Ser. 02-65, Class HC, 5s, 2017			21,602	22,283
Ser. 09-100, Class PA, 4 1/2s, 2039			29,220	30,053
Ser. 11-60, Class PA, 4s, 2039			61,113	64,093
Ser. 03-43, Class YA, 4s, 2033			459,252	473,510
Ser. 11-89, Class VA, 4s, 2023			604,277	610,711
Ser. 04-2, Class QL, 4s, 2019			205,783	215,032
Ser. 418, Class C15, IO, 3 1/2s, 2043			2,399,096	396,657
Ser. 10-155, Class A, 3 1/2s, 2025			54,558	55,967
Ser. 10-81, Class AP, 2 1/2s, 2040			202,538	206,518
Ser. 03-W10, Class 1, IO, 1.007s, 2043			67,567	1,673
Ser. 98-W5, Class X, IO, 0.872s, 2028			271,247	13,393
Ser. 98-W2, Class X, IO, 0.673s, 2028			933,929	49,031

Government National Mortgage Association
IFB Ser. 11-56, Class MI, IO, 6.282s, 2041			1,301,476	243,389
IFB Ser. 12-34, Class SA, IO, 5.882s, 2042			1,778,972	410,231
Ser. 09-32, Class AB, 4s, 2039			53,298	56,393
Ser. 08-31, Class PN, 4s, 2036			3,062	3,067
Ser. 08-38, Class PS, 3 1/2s, 2037			15,608	15,668
Ser. 09-93, Class EJ, 3 1/2s, 2035			3,159	3,161
Ser. 13-23, Class IK, IO, 3s, 2037			15,012,046	1,892,569
Ser. 10-151, Class KO, PO, zero %, 2037			279,592	257,015

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.773s, 2027			71,139	534
Ser. 98-3, IO, zero %, 2027			38,779	570
Ser. 98-2, IO, zero %, 2027			34,007	244
Ser. 98-4, IO, zero %, 2026			53,523	1,317

				17,312,221
Commercial mortgage-backed securities (16.0%)

Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.634s, 2049			61,286	61,347
Ser. 06-5, Class A2, 5.317s, 2047			593,550	593,281
Ser. 06-6, Class A2, 5.309s, 2045			39,165	39,221
Ser. 07-1, Class XW, IO, 0.346s, 2049			808,420	6,914

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 04-3, Class D, 5.445s, 2039			626,000	632,560
FRB Ser. 04-4, Class D, 5.073s, 2042			200,000	207,375

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.266s, 2035			777,957	393
Ser. 04-4, Class XC, IO, 0.207s, 2042			208,055	539

Bear Stearns Commercial Mortgage Securities Trust Ser. 05-PWR9, Class AJ, 4.985s, 2042			365,000	368,760

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class B, 5.435s, 2039			792,000	793,236

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043			700,000	699,482

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049			613,000	649,627
Ser. 05-C6, Class AJ, 5.209s, 2044			1,110,000	1,127,852
FRB Ser. 14-CR18, Class C, 4.74s, 2047			1,407,000	1,490,314
Ser. 13-LC13, Class XA, IO, 1.437s, 2046			7,959,161	584,282
Ser. 14-CR17, Class XA, IO, 1.21s, 2047			6,846,835	508,935

COMM Mortgage Trust 144A FRB Ser. 07-C9, Class AJFL, 0.856s, 2049			1,500,000	1,450,755

COMM Mortgage Trust Pass-Through Certificates Ser. 14-CR14, Class XA, IO, 0.901s, 2047			8,030,832	393,511

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040			342,530	370,789
Ser. 03-C3, Class AX, IO, 1.829s, 2038			504,475	61

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049			516,837	519,946

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.419s, 2044			355,000	383,994

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F, 5.35s, 2035			174,216	175,064

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D, 4.949s, 2048			972,000	944,784

GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3, Class XC, IO, 0.142s, 2045			53,969,649	20,485

GE Commercial Mortgage Corp Trust Ser. 07-C1, Class A3, 5.481s, 2049			911,264	912,499

GS Mortgage Securities Corp. II
Ser. 05-GG4, Class B, 4.841s, 2039			1,751,000	1,748,409
FRB Ser. 12-GCJ9, Class XA, IO, 2.358s, 2045(F)			2,816,748	333,881

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10, Class D, 4.414s, 2046			428,000	424,931

GS Mortgage Securities Trust
Ser. 13-GC12, Class XA, IO, 1.77s, 2046			4,917,665	458,865
Ser. 14-GC22, Class XA, IO, 1.088s, 2047(F)			4,154,646	300,350

GS Mortgage Securities Trust 144A FRB Ser. 12-GC6, Class D, 5.637s, 2045			275,000	288,877

JP Morgan Chase Commercial Mortgage Securities Corp. Ser. 12-C6, Class XA, IO, 1.928s, 2045			4,754,810	423,097

JP Morgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-C6, Class E, 5.207s, 2045			1,727,000	1,810,688
FRB Ser. 12-LC9, Class D, 4.422s, 2047			326,000	339,485

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051			291,776	306,701
FRB Ser. 07-CB20, Class AJ, 6.074s, 2051			573,500	606,344
FRB Ser. 05-CB11, Class C, 5.542s, 2037			500,000	528,251
FRB Ser. 06-LDP6, Class B, 5.498s, 2043			475,000	475,000
Ser. 06-LDP8, Class AJ, 5.48s, 2045			1,861,000	1,924,107
Ser. 04-LN2, Class A2, 5.115s, 2041			77,118	77,287

JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 11-C3, Class E, 5.567s, 2046			615,000	676,133

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039			350,000	368,171
Ser. 06-C7, Class A2, 5.3s, 2038			417,670	419,466
Ser. 04-C8, Class F, 5.005s, 2039			750,000	752,550
Ser. 07-C2, Class XW, IO, 0.539s, 2040			893,688	10,478

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.837s, 2050			353,031	353,809
Ser. 04-KEY2, Class D, 5.046s, 2039			416,000	416,000

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO, 0.608s, 2043			34,004,440	44,410

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.635s, 2049			56,432,000	685,084

Morgan Stanley Bank of America Merrill Lynch Trust Ser. 14-C17, Class XA, IO, 1.287s, 2047			1,871,851	147,670

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.651s, 2042			413,000	450,096
Ser. 07-IQ14, Class A2, 5.61s, 2049			152,700	153,827
FRB Ser. 07-HQ12, Class A2, 5.607s, 2049			28,839	28,882
Ser. 06-HQ10, Class AJ, 5.389s, 2041			242,000	243,384

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.183s, 2049			349,000	365,752

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043			529,327	531,725

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049			300,000	326,766
Ser. 12-C4, Class XA, IO, 1.849s, 2045			6,437,748	657,114
Ser. 12-C2, Class XA, IO, 1.754s, 2063			11,935,980	926,578

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.712s, 2043			1,207,000	1,244,658
Ser. 06-C24, Class AJ, 5.658s, 2045			338,000	344,794
Ser. 05-C17, Class D, 5.396s, 2042			580,000	578,724
FRB Ser. 05-C20, Class B, 5.237s, 2042			1,020,000	1,035,555
Ser. 06-C29, IO, 0.386s, 2048			34,524,094	218,883

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.455s, 2042			346,000	345,325
Ser. 07-C31, IO, 0.215s, 2047			81,595,330	325,106

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C, 4.302s, 2046			500,000	525,015

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047			655,000	703,798
Ser. 13-C17, Class XA, IO, 1.591s, 2046			7,972,219	668,537
Ser. 13-C14, Class XA, IO, 0.915s, 2046			5,804,747	311,483

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.635s, 2044			399,000	441,705
FRB Ser. 11-C2, Class D, 5.466s, 2044			1,574,000	1,718,131
FRB Ser. 11-C4, Class D, 5.245s, 2044			1,045,000	1,149,009
FRB Ser. 11-C4, Class E, 5.245s, 2044			285,000	305,536
FRB Ser. 12-C10, Class D, 4.458s, 2045			346,000	344,703
Ser. 12-C10, Class XA, IO, 1.792s, 2045			5,803,870	574,003
Ser. 13-C12, Class XA, IO, 1.494s, 2048			1,348,025	108,602

				41,483,741
Residential mortgage-backed securities (non-agency) (2.0%)

BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.354s, 2036			500,000	420,000

Countrywide Alternative Loan Trust FRB Ser. 05-38, Class A3, 0.518s, 2035			286,969	248,945

MortgageIT Trust FRB Ser. 05-1, Class 1M1, 0.888s, 2035			913,472	863,320

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 06-AR1, Class 2A1B, 1.184s, 2046			1,310,761	1,173,131
FRB Ser. 04-AR13, Class A1B2, 1.148s, 2034			591,139	552,597
FRB Ser. 05-AR17, Class A1B2, 0.578s, 2045			1,469,521	1,273,046
FRB Ser. 05-AR13, Class A1B3, 0.528s, 2045			707,658	633,354

				5,164,393

Total mortgage-backed securities (cost $60,711,706)				$63,960,355

ASSET-BACKED SECURITIES (3.8%)(a)
			Principal amount	Value

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.055s, 2016			$9,902,000	$9,902,000

Total asset-backed securities (cost $9,902,000)				$9,902,000

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (3.5%)(a)
			Principal amount	Value

U.S. Government Agency Mortgage Obligations (3.5%)

Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018			$30,824	$32,093

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017			199,509	209,882
4 1/2s, August 1, 2018			24,735	25,905
4s, June 1, 2043			172,827	188,813

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019			80,767	85,458
4 1/2s, TBA, March 1, 2045			1,000,000	1,083,945
4 1/2s, TBA, February 1, 2045			1,000,000	1,085,156
4s, TBA, March 1, 2045			1,000,000	1,068,789
4s, TBA, February 1, 2045			1,000,000	1,070,859
3s, TBA, March 1, 2045			2,000,000	2,062,984
3s, TBA, February 1, 2045			2,000,000	2,067,969

				8,981,853

Total U.S. government and agency mortgage obligations (cost $8,924,683)				$8,981,853

U.S. TREASURY OBLIGATIONS (—%)(a)
			Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020(SEGSF)			$58,000	$60,116

Total U.S. treasury obligations (cost $57,970)				$60,116

MUNICIPAL BONDS AND NOTES (1.2%)(a)
			Principal amount	Value

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC), 0.29s, 10/1/27			$1,700,000	$1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 0.1s, 3/1/38			1,500,000	1,500,000

Total municipal bonds and notes (cost $3,200,000)				$3,200,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.9%)(a)
			Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)			$1,340,000	$1,348,040

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default)(NON)			500,000	465,000

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)			200,000	211,500

Korea Development Bank sr. unsec. unsub. notes 4s, 2016 (South Korea)			300,000	313,303

Total foreign government and agency bonds and notes (cost $2,309,154)				$2,337,843

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.

(2.0875)/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.0875		$1,330,800	$18,205

(2.0575)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.0575		2,661,600	2,475

(2.1575)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.1575		2,661,600	798

(2.254)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.254		2,661,600	27

(2.354)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.354		2,661,600	3

Barclays Bank PLC

(2.21)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.21		2,661,600	27

(2.31)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.31		2,661,600	8

Citibank, N.A.

2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20		2,696,500	97,128

(2.245)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.245		1,330,800	13

(2.219)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.219		1,330,800	13

(2.319)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.319		1,330,800	3

(2.345)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.345		1,330,800	1

Credit Suisse International

2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25		4,606,600	183,297

2.09125/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09125		2,637,000	73,467

2.09/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09		2,637,000	73,229

(2.1175)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.1175		3,992,400	1,517

(2.2175)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.2175		3,992,400	439

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60		5,906,700	6

Goldman Sachs International

2.34/3 month USD-LIBOR-BBA/Mar-45	Mar-15/2.34		232,800	11,717

(2.22)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.22		2,661,600	27

(2.32)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.32		2,661,600	27

(2.89)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.89		232,800	2

(2.94)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.94		232,800	—

(3.04)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/3.04		232,800	—

Total purchased swap options outstanding (cost $392,238)				$462,429

PURCHASED OPTIONS OUTSTANDING (—%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/$103.07		$2,000,000	$20,080

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/102.78		2,000,000	17,240

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/100.37		2,000,000	2

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/99.22		2,000,000	2

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/99.41		2,000,000	2

Total purchased options outstanding (cost $132,657)				$37,326

SHORT-TERM INVESTMENTS (36.1%)(a)
			Principal amount/shares	Value

Agrium, Inc. commercial paper with a yield of 0.44%, February 13, 2015			$1,500,000	$1,499,760

Amphenol Corp. commercial paper with a yield of 0.38%, March 4, 2015			1,500,000	1,499,500

Bacardi USA, Inc. 144A commercial paper with a yield of 0.35%, February 4, 2015			1,500,000	1,499,940

BorgWarner, Inc. commercial paper with a yield of 0.29%, February 4, 2015			1,500,000	1,499,950

Cabot Corp. commercial paper with a yield of 0.42%, February 17, 2015			1,500,000	1,499,700

Campbell Soup Co. commercial paper with a yield of 0.21%, March 17, 2015			1,500,000	1,499,230

Canadian National Resources, Ltd. commercial paper with a yield of 0.26%, February 24, 2015 (Canada)			1,000,000	999,687

Canadian Pacific Railway Co. commercial paper with a yield of 0.28%, February 5, 2015			1,500,000	1,499,917

Duke Energy Corp. commercial paper with a yield of 0.42%, February 17, 2015			1,500,000	1,499,700

Experian Finance PLC commercial paper with a yield of 0.29%, March 27, 2015			1,500,000	1,498,943

FMC Corp. commercial paper with a yield of 0.35%, February 4, 2015			1,500,000	1,499,939

Intensa Sanpaolo SpA/New York, NY certificate of deposit with a yield of 0.63%, April 7, 2015			1,500,000	1,502,444

Kansas City Southern Railway Co. (The) commercial paper with a yield of 0.41%, February 9, 2015			1,500,000	1,499,760

KCP&L Greater Missouri Operations Co. commercial paper with a yield of 0.30%, February 2, 2015			1,500,000	1,499,985

Marriott International, Inc./Maryland commercial paper with a yield of 0.44%, March 9, 2015			1,500,000	1,499,325

Mohawk Industries, Inc. commercial paper with a yield of 0.55%, February 12, 2015			1,500,000	1,499,698

Putnam Money Market Liquidity Fund 0.07%(AFF)		Shares	12,107,018	12,107,018

Putnam Short Term Investment Fund 0.10%(AFF)		Shares	43,349,983	43,349,983

SSgA Prime Money Market Fund Class N 0.01%(P)		Shares	110,000	110,000

Starwood Hotels and Resorts Worldwide, Inc. commercial paper with a yield of 0.28%, February 4, 2015			$1,500,000	1,499,954

Thunder Bay Funding, LLC asset backed commercial paper with a yield of 0.18%, February 2, 2015			2,300,000	2,299,990

Time Warner Cable, Inc. commercial paper with a yield of 0.49%, March 4, 2015			1,500,000	1,499,354

U.S. Treasury Bills with an effective yield of 0.03%, April 16, 2015(SEG)(SEGSF)(SEGCCS)			2,830,000	2,829,958

U.S. Treasury Bills with an effective yield of 0.03%, April 9, 2015(SEGCCS)			50,000	50,000

U.S. Treasury Bills with effective yields ranging from 0.005% to 0.11%, February 5, 2015(SEGSF)(SEGCCS)			1,702,000	1,701,986

Whirlpool Corp. commercial paper with a yield of 0.33%, February 6, 2015			1,500,000	1,499,917

Williams Partners LP commercial paper with a yield of 0.25%, February 17, 2015			1,500,000	1,499,693

Wyndham Worldwide Corp. 144A commercial paper with a yield of 0.52%, February 5, 2015			1,500,000	1,499,883

Total short-term investments (cost $93,444,299)				$93,445,214

TOTAL INVESTMENTS

Total investments (cost $267,292,969)(b)				$271,223,618

FUTURES CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	4	$605,125	Mar-15	$(5,133)
U.S. Treasury Bond Ultra 30 yr (Long)	1	178,938	Mar-15	21,233
U.S. Treasury Note 10 yr (Long)	7	916,125	Mar-15	4,580
U.S. Treasury Note 5 yr (Short)	13	1,577,469	Mar-15	(9,282)

Total				$11,398

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/15 (premiums $3,223,968) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.154/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.154	$2,661,600	$186
1.9575/3 month USD-LIBOR-BBA/Feb-25	Feb-15/1.9575	2,661,600	6,548
1.66/3 month USD-LIBOR-BBA/Jul-20	Jul-15/1.66	2,661,600	20,920
Barclays Bank PLC

2.11/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.11	2,661,600	240
Citibank, N.A.

2.145/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.145	1,330,800	67
2.119/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.119	1,330,800	106
Credit Suisse International

2.0175/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.0175	3,992,400	4,751
(1.80)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80	2,637,000	31,697
(1.80125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80125	2,637,000	31,829
(1.94)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94	2,637,000	48,837
(1.94125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94125	2,637,000	49,021
Goldman Sachs International

2.84/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.84	232,800	—
2.12/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.12	2,661,600	213
(2.095)/3 month USD-LIBOR-BBA/Mar-45	Mar-15/2.095	232,800	4,905
(2.2175)/3 month USD-LIBOR-BBA/Mar-45	Mar-15/2.2175	232,800	7,764
(2.49)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.49	232,800	16,876
JPMorgan Chase Bank N.A.

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	2,717,550

Total			$2,941,510

WRITTEN OPTIONS OUTSTANDING at 1/31/15 (premiums $129,219) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/$102.07	$2,000,000	$11,560
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/101.78	2,000,000	9,760
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/101.07	2,000,000	6,320
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/100.78	2,000,000	5,280
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/98.48	2,000,000	2
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/99.42	2,000,000	2
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/98.53	2,000,000	2
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/97.66	2,000,000	2
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/97.47	2,000,000	2
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/98.34	2,000,000	2

Total			$32,932

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)

Counterparty			Premium
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	Unrealized
Floating rate index/Maturity date	date/strike	amount	(payable)	depreciation

Goldman Sachs International

(2.82)/3 month USD-LIBOR-BBA/Jan-46 (Purchased)	Jan-16/2.82	$232,800	$(6,984)	$(431)
(1.885)/3 month USD-LIBOR-BBA/Jan-46 (Written)	Jan-16/1.885	232,800	6,984	(1,576)
JPMorgan Chase Bank N.A.

(2.0975)/3 month USD-LIBOR-BBA/Feb-25 (Purchased)	Feb-15/2.0975	1,996,000	(5,838)	(5,788)
(1.7975)/3 month USD-LIBOR-BBA/Feb-25 (Written)	Feb-15/1.7975	1,996,000	5,838	(1,198)

Total			$—	$(8,993)

TBA SALE COMMITMENTS OUTSTANDING at 1/31/15 (proceeds receivable $4,200,586) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s, February 1, 2045	$1,000,000	2/12/15	$1,085,156
Federal National Mortgage Association, 4s, February 1, 2045	1,000,000	2/12/15	1,070,859
Federal National Mortgage Association, 3s, February 1, 2045	2,000,000	2/12/15	2,067,969

Total			$4,223,984

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)
	$465,600		$1,344	1/6/25	2.28%	3 month USD-LIBOR-BBA	$(19,692)
	465,600		5,767	1/6/25	2.53%	3 month USD-LIBOR-BBA	(26,172)
	39,579,000	(E)	173,748	3/18/17	1.25%	3 month USD-LIBOR-BBA	(198,374)
	29,168,000	(E)	526,058	3/18/20	2.25%	3 month USD-LIBOR-BBA	(678,406)
	19,245,000	(E)	1,199,380	3/18/25	3.00%	3 month USD-LIBOR-BBA	(883,831)
	618,000	(E)	86,606	3/18/45	3.50%	3 month USD-LIBOR-BBA	(99,896)
	1,330,000		(5)	12/19/19	1.742%	3 month USD-LIBOR-BBA	(28,014)
	1,639,000		(22)	1/9/25	3 month USD-LIBOR-BBA	2.07875%	42,853
	1,426,400		1,408	1/16/25	3 month USD-LIBOR-BBA	2.12%	43,648
	3,273,000		(26)	1/12/20	3 month USD-LIBOR-BBA	1.6457%	49,489
	2,022,375		(162)	1/23/25	3 month USD-LIBOR-BBA	2.14%	62,678
	1,676,000		(13)	12/19/19	1.7285%	3 month USD-LIBOR-BBA	(34,203)
	1,330,000		(5)	12/19/19	1.734%	3 month USD-LIBOR-BBA	(27,494)
	1,904,700		(25)	1/22/25	3 month USD-LIBOR-BBA	2.09%	50,356
	320,000		(4)	1/9/25	3 month USD-LIBOR-BBA	2.081%	8,434
	4,332,000		(35)	1/9/20	1.62%	3 month USD-LIBOR-BBA	(60,830)
	1,545,840		(20)	1/14/25	3 month USD-LIBOR-BBA	2.10%	43,042
	838,080		(6)	1/15/25	3 month USD-LIBOR-BBA	2.09%	22,511
	1,426,400		(19)	1/22/25	3 month USD-LIBOR-BBA	2.095%	38,379
	1,724,000		(23)	1/12/25	2.14412%	3 month USD-LIBOR-BBA	(55,369)
	3,273,000		(26)	1/12/20	3 month USD-LIBOR-BBA	1.65338%	50,717
	1,724,000		(23)	1/12/25	2.1372%	3 month USD-LIBOR-BBA	(54,251)
	1,724,000		(23)	1/12/25	2.142%	3 month USD-LIBOR-BBA	(55,028)
	3,273,000		(26)	1/12/20	3 month USD-LIBOR-BBA	1.648%	49,857
	1,724,000		(23)	1/12/25	2.14055%	3 month USD-LIBOR-BBA	(54,792)
	3,273,000		(26)	1/12/20	3 month USD-LIBOR-BBA	1.6464%	49,602
	1,724,000		(23)	1/12/25	2.138%	3 month USD-LIBOR-BBA	(54,381)
	3,273,000		(26)	1/12/20	3 month USD-LIBOR-BBA	1.64084%	48,712
	998,000		(13)	1/20/25	3 month USD-LIBOR-BBA	1.949%	13,330
	880,000		(12)	1/20/25	1.875%	3 month USD-LIBOR-BBA	(5,672)
	1,101,000		(15)	1/22/25	3 month USD-LIBOR-BBA	1.921%	11,690
	470,000		(16)	1/22/45	2.31125%	3 month USD-LIBOR-BBA	(14,335)
	1,149,000		(15)	1/22/25	1.92125%	3 month USD-LIBOR-BBA	(12,257)
	1,620,000		(13)	1/23/20	1.4975%	3 month USD-LIBOR-BBA	(11,903)
	1,543,000		(12)	1/26/20	1.517%	3 month USD-LIBOR-BBA	(12,559)
	338,000		(11)	1/26/45	3 month USD-LIBOR-BBA	2.384%	15,903
	1,487,000		(20)	1/27/25	3 month USD-LIBOR-BBA	1.9625%	21,149
	1,487,000		(20)	1/27/25	3 month USD-LIBOR-BBA	1.963%	21,219
	801,000		(11)	1/27/25	3 month USD-LIBOR-BBA	1.95475%	10,811
	124,000	(E)	(4)	2/2/46	3 month USD-LIBOR-BBA	2.335%	2,016
	1,904,700		(25)	1/9/25	3 month USD-LIBOR-BBA	2.07%	48,240

	Total		$1,993,563	$(1,682,823)
(E)	Extended effective date.

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$2,939	$43,000	5/11/63	300 bp	$2,917
	CMBX NA BBB- Index	BBB-/P	5,604	93,000	5/11/63	300 bp	5,556
	CMBX NA BBB- Index	BBB-/P	11,483	186,000	5/11/63	300 bp	11,387
	CMBX NA BBB- Index	BBB-/P	10,944	192,000	5/11/63	300 bp	10,845
	Barclays Bank PLC
	CMBX NA BBB- Index	BBB-/P	16,962	153,000	5/11/63	300 bp	16,883
	Credit Suisse International
	CMBX NA BBB- Index	BBB-/P	411	53,000	5/11/63	300 bp	384
	CMBX NA BBB- Index	BBB-/P	9,711	122,000	5/11/63	300 bp	9,648
	CMBX NA BBB- Index	BBB-/P	4,534	149,000	5/11/63	300 bp	4,457
	CMBX NA BBB- Index	BBB-/P	2,625	149,000	5/11/63	300 bp	2,548
	CMBX NA BBB- Index	BBB-/P	17,174	152,000	5/11/63	300 bp	17,092
	CMBX NA BBB- Index	BBB-/P	12,288	154,000	5/11/63	300 bp	12,208
	CMBX NA BBB- Index	BBB-/P	11,924	154,000	5/11/63	300 bp	11,844
	CMBX NA BBB- Index	BBB-/P	10,131	154,000	5/11/63	300 bp	10,051
	CMBX NA BBB- Index	BBB-/P	2,520	164,000	5/11/63	300 bp	2,435
	CMBX NA BBB- Index	BBB-/P	1,927	166,000	5/11/63	300 bp	1,841
	CMBX NA BBB- Index	BBB-/P	13,718	179,000	5/11/63	300 bp	13,626
	CMBX NA BBB- Index	BBB-/P	13,549	186,000	5/11/63	300 bp	13,453
	CMBX NA BBB- Index	BBB-/P	12,187	297,000	5/11/63	300 bp	12,035
	CMBX NA BB Index	—	(956)	183,000	5/11/63	(500 bp)	(347)
	CMBX NA BB Index	—	(2,358)	135,000	5/11/63	(500 bp)	(1,909)
	CMBX NA BB Index	—	(324)	89,000	5/11/63	(500 bp)	(28)
	CMBX NA BB Index	—	2,297	87,000	5/11/63	(500 bp)	2,587
	CMBX NA BB Index	—	1,268	82,000	5/11/63	(500 bp)	1,541
	CMBX NA BB Index	—	(468)	61,000	5/11/63	(500 bp)	(265)
	CMBX NA BB Index	—	(584)	61,000	5/11/63	(500 bp)	(381)
	CMBX NA BB Index	—	(556)	61,000	5/11/63	(500 bp)	(353)
	CMBX NA BB Index	—	434	42,000	5/11/63	(500 bp)	574
	CMBX NA BB Index	—	820	41,000	5/11/63	(500 bp)	956
	CMBX NA BB Index	—	(2,599)	134,000	5/11/63	(500 bp)	(2,153)
	CMBX NA BBB- Index	BBB-/P	(563)	59,000	5/11/63	300 bp	(593)
	CMBX NA BBB- Index	BBB-/P	(362)	60,000	5/11/63	300 bp	(393)
	CMBX NA BBB- Index	BBB-/P	(305)	90,000	5/11/63	300 bp	(351)
	CMBX NA BBB- Index	BBB-/P	5,312	111,000	5/11/63	300 bp	5,255
	CMBX NA BBB- Index	BBB-/P	318	118,000	5/11/63	300 bp	257
	CMBX NA BBB- Index	BBB-/P	(1,192)	119,000	5/11/63	300 bp	(1,254)
	CMBX NA BBB- Index	BBB-/P	(400)	120,000	5/11/63	300 bp	(462)
	CMBX NA BBB- Index	BBB-/P	(401)	120,000	5/11/63	300 bp	(463)
	CMBX NA BBB- Index	BBB-/P	(1,133)	121,000	5/11/63	300 bp	(1,195)
	CMBX NA BBB- Index	BBB-/P	(2,186)	121,000	5/11/63	300 bp	(2,248)
	CMBX NA BBB- Index	BBB-/P	(1,029)	123,000	5/11/63	300 bp	(1,093)
	CMBX NA BBB- Index	BBB-/P	1,478	124,000	5/11/63	300 bp	1,414
	CMBX NA BBB- Index	BBB-/P	1,233	124,000	5/11/63	300 bp	1,169
	CMBX NA BBB- Index	BBB-/P	86	124,000	5/11/63	300 bp	22
	CMBX NA BBB- Index	BBB-/P	429	124,000	5/11/63	300 bp	365
	CMBX NA BBB- Index	BBB-/P	765	126,000	5/11/63	300 bp	700
	CMBX NA BBB- Index	BBB-/P	3,046	128,000	5/11/63	300 bp	2,980
	CMBX NA BBB- Index	BBB-/P	90	135,000	5/11/63	300 bp	20
	CMBX NA BBB- Index	BBB-/P	681	147,000	5/11/63	300 bp	605
	CMBX NA BBB- Index	BBB-/P	(1,798)	179,000	5/11/63	300 bp	(1,891)
	CMBX NA BBB- Index	BBB-/P	857	185,000	5/11/63	300 bp	761
	CMBX NA BBB- Index	BBB-/P	(4,705)	243,000	5/11/63	300 bp	(4,830)
	CMBX NA BBB- Index	BBB-/P	(3,265)	265,000	5/11/63	300 bp	(3,402)
	CMBX NA BBB- Index	BBB-/P	(4,011)	266,000	5/11/63	300 bp	(4,148)
	CMBX NA BBB- Index	—	(8,700)	154,000	1/17/47	(300 bp)	(5,109)
	CMBX NA BBB- Index	—	(7,087)	151,000	1/17/47	(300 bp)	(3,566)
	Goldman Sachs International
	CMBX NA BBB- Index	BBB-/P	(906)	131,000	5/11/63	300 bp	(974)
	CMBX NA BB Index	—	(1,251)	118,000	5/11/63	(500 bp)	(859)
	CMBX NA BB Index	—	(586)	61,000	5/11/63	(500 bp)	(383)
	CMBX NA BB Index	—	52	43,000	5/11/63	(500 bp)	195
	CMBX NA BB Index	—	927	41,000	5/11/63	(500 bp)	1,064
	CMBX NA BBB- Index	BBB-/P	(27)	10,000	5/11/63	300 bp	(32)
	CMBX NA BBB- Index	BBB-/P	(644)	59,000	5/11/63	300 bp	(674)
	CMBX NA BBB- Index	BBB-/P	(1,113)	119,000	5/11/63	300 bp	(1,175)
	CMBX NA BBB- Index	BBB-/P	(1,193)	119,000	5/11/63	300 bp	(1,255)
	CMBX NA BBB- Index	BBB-/P	(1,193)	119,000	5/11/63	300 bp	(1,255)
	CMBX NA BBB- Index	BBB-/P	(482)	120,000	5/11/63	300 bp	(544)
	CMBX NA BBB- Index	BBB-/P	(2,016)	121,000	5/11/63	300 bp	(2,079)
	CMBX NA BBB- Index	BBB-/P	(988)	123,000	5/11/63	300 bp	(1,051)
	CMBX NA BBB- Index	BBB-/P	1,405	123,000	5/11/63	300 bp	1,342
	CMBX NA BBB- Index	BBB-/P	740	124,000	5/11/63	300 bp	676

	Total		$127,488	$134,978

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at January 31, 2015. Securities rated by Putnam are indicated by “/P.”

Key to holding's abbreviations
BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $259,202,191.
(b)	The aggregate identified cost on a tax basis is $267,385,641, resulting in gross unrealized appreciation and depreciation of $5,419,077 and $1,581,100, respectively, or net unrealized appreciation of $3,837,977.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$—	$22,252,602	$10,145,584	$766	$12,107,018
	Putnam Short Term Investment Fund*	43,011,817	66,402,906	66,064,740	10,952	43,349,983
	Totals	$43,011,817	$88,655,508	$76,210,324	$11,718	$55,457,001
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $26,848,096 to cover certain derivative contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to hedge treasury term structure risk and yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and yield curve positioning.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names, to hedge market risk, and to gain exposure to specific sectors.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $116,740 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $2,746,558 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,685,116 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$—	$9,902,000
Corporate bonds and notes	—	88,836,482	—
Foreign government and agency bonds and notes	—	2,337,843	—
Mortgage-backed securities	—	63,960,355	—
Municipal bonds and notes	—	3,200,000	—
Purchased options outstanding	—	37,326	—
Purchased swap options outstanding	—	462,429	—
U.S. government and agency mortgage obligations	—	8,981,853	—
U.S. treasury obligations	—	60,116	—
Short-term investments	55,567,001	37,878,213	—

Totals by level	$55,567,001	$205,754,617	$9,902,000

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$11,398	$—	$—
Written options outstanding	—	(32,932)	—
Written swap options outstanding	—	(2,941,510)	—
Forward premium swap option contracts	—	(8,993)	—
TBA sale commitments	—	(4,223,984)	—
Interest rate swap contracts	—	(3,676,386)	—
Credit default contracts	—	7,490	—

Totals by level	$11,398	$(10,876,315)	$—

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of October 31, 2014	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/(depreciation)	Purchases	Sales	Net transfers in and/or out of Level 3†	Balance as of January 31, 2015

Asset-backed securities	$—	$—	$—	$—	$—	$—	$9,902,000	$9,902,000

Totals:	$—	$—	$—	$—	$—	$—	$9,902,000	$9,902,000

† Transfers are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at January 31, 2015.
During the reporting period, transfers beetween level 1 and level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
Level 3 securities, which are fair valued, are not material to the fund.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$11,235	$3,745
Interest rate contracts	1,229,303	7,377,971

Total	$1,240,538	$7,381,716

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)		$10,800,000
Purchased swap option contracts (contract amount)		$47,000,000
Written TBA commitment option contracts (contract amount)		$21,500,000
Written swap option contracts (contract amount)		$50,300,000
Futures contracts (number of contracts)		30
Centrally cleared interest rate swap contracts (notional)		$137,200,000
OTC credit default contracts (notional)		$8,700,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	$–	$–	$216,246	$–	$–	$–	$–	$–	$216,246
	OTC Credit default contracts*#	–	–	–	–	10,360	875	–	–	11,235
	Futures contracts§	–	–	–	–	–	–	–	–	–
	Forward premium swap option contracts#	–	–	–	–	–	–	–	–	–
	Purchased swap options#	21,508	35	–	97,158	331,955	11,773	–	–	462,429
	Purchased options#	–	–	–	–	–	–	37,326	–	37,326

	Total Assets	$21,508	$35	$216,246	$97,158	$342,315	$12,648	$37,326	$–	$727,236

	Liabilities:
	Centrally cleared interest rate swap contracts§	–	–	453,638	–	–		–	–	453,638
	OTC Credit default contracts*#	265	79	–	–	2,797	604	–	–	3,745
	Futures contracts§	–	–	–	–	–	–	–	7,152	7,152
	Forward premium swap option contracts#	–	–	–	–	–	2,007	6,986	–	8,993
	Written swap options#	27,654	240	–	173	166,135	29,758	2,717,550	–	2,941,510
	Written options#	–	–	–	–	–	–	32,932	–	32,932

	Total Liabilities	$27,919	$319	$453,638	$173	$168,932	$32,369	$2,757,468	$7,152	$3,447,970

	Total Financial and Derivative Net Assets	$(6,411)	$(284)	$(237,392)	$96,985	$173,383	$(19,721)	$(2,720,142)	$(7,152)	$(2,720,734)
	Total collateral received (pledged)##†	$–	$–	$–	$96,985	$116,740	$–	$(2,685,116)	$–
	Net amount	$(6,411)	$(284)	$(237,392)	$–	$56,643	$(19,721)	$(35,026)	$(7,152)

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 31, 2015